Baywood SociallyResponsible Fund
Baywood SociallyResponsible Fund
Performance Information

The returns presented for the Fund prior to January 8, 2016 reflect the performance of the City National Rochdale Socially Responsible Equity Fund, a series of the City National Rochdale Funds (the "Predecessor Fund"). The Fund has adopted the historical performance of the Predecessor Fund as the result of a reorganization in which the Fund acquired all the assets, subject to liabilities, of the Predecessor Fund, effective as of the close of business on January 8, 2016.

The Predecessor Fund was sub-advised by the Fund's advisor, SKBA Capital Management, LLC, with the same portfolio managers as the Fund. The Fund is managed in a manner that is in all material respects equivalent to the management of the Predecessor Fund, including the investment objective, strategies, guidelines, and restrictions. The Predecessor Fund was created for purposes entirely unrelated to the establishment of a performance record. The Predecessor Fund qualified since its inception, and the Fund intends to continue to qualify each year, for treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code.

The bar chart and table that follow provide some indication of the risks of investing in the Fund. The bar chart shows the performance of the Investor Shares of the Predecessor Fund from year to year. The table shows how the Predecessor Fund’s average annual returns for one year, five years and ten years compared to an appropriate broad-based securities index. Effective September 29, 2017, the Fund’s investment adviser changed the Fund’s primary benchmark index from the MSCI KLD 400 Social Index to the Morningstar Large Value Index, which measures the performance of stocks issued by large-capitalization companies that have exhibited above-average “value” characteristics as determined by Morningstar, Inc.’s proprietary index methodology. The investment adviser believes that the Morningstar Large Value Index is an appropriate broad-based securities index representing the types of securities in which the Fund invests. The table also compares the Predecessor Fund’s average annual returns to an additional, more narrowly based index, the MSCI KLD 400 Social Index, which is a market capitalization-weighted common stock index of U.S. equities constructed using environmental, social and governance factors. Updated performance information is available by calling (855) 409-2297 (toll free).

Performance information represents only past performance and does not necessarily indicate future results.

Annual Returns as of December 31, Investor Shares

During the period shown, the highest return for a quarter was 18.42% for the quarter ended June 30, 2009, and the lowest return was -25.86% for the quarter ended December 31, 2008.
Average Annual Total Returns (For the periods ended December 31, 2016)
Average Annual Returns - Baywood SociallyResponsible Fund	1 Year	5 Years	10 Years
Institutional Shares	14.12%	9.84%	3.74%
Investor Shares	13.84%	9.61%	3.50%
After Taxes on Distributions | Investor Shares	13.54%	7.55%	2.21%
After Taxes on Distributions and Sale of Fund Shares | Investor Shares	8.05%	7.01%	2.36%
Morningstar Large Value Index (reflects no deduction for fees, expenses or taxes)	18.91%	13.26%	4.47%
MSCI KLD 400 Social Index (reflects no deduction for fees, expenses or taxes)	10.92%	14.25%	7.00%

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.